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                                                             EXHIBIT 10.03.03



                              SECOND AMENDMENT TO
                              EMPLOYMENT CONTRACT

This Second Amendment to Employment Contract is entered into this 8th day of July, 1997, between SALEM COMMUNICATIONS CORPORATION, a California corporation ("Company"), and ERIC HALVORSON ("Employee").

                                  WITNESSETH:

     WHEREAS, Company and Employee entered into a contract for the employment of Employee by Company on November 7, 1991, which contract was amended on April 22, 1996 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement.

     NOW THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Article II of the Agreement is hereby amended to provide that the term of Employee's employment by the Company shall, subject to early termination as provided therein, continue through December 31, 2003.

     2. Section 3.1 of the Agreement is hereby amended to provide that the annual base salary of Employee shall be $285,000 in 1998 and $300,000 in 1999, 2000, 2001, 2002 and 2003.

     3. Section 3.3B. of the Agreement is hereby amended by deleting the words "seven (7) years" and replacing them with the word "term."

     3.  Section 4.4 of the Agreement is deleted in its entirety.

     4. Except as specifically amended herein, all terms and conditions of the Agreement shall remain in full force and effect.

Executed as of the date first above written.

SALEM COMMUNICATIONS CORPORATION

By: /s/ Edward G. Atsinger III
    --------------------------
    Edward G. Atsinger III

    /s/ Eric Halvorson
    --------------------------
    Eric Halvorson